Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	38,415.92
Total Transaction Valuation	278,174,676.00
Total Offset Amount	0.00
Net Fee	$ 38,415.92